UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

POTLATCH CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-5313	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2005, the Board of Directors (the “Board”) of Potlatch Corporation (the “Company”) approved amendments to the Company’s 1989 Stock Incentive Plan, 1995 Stock Incentive Plan, 2000 Stock Incentive Plan and 2005 Stock Incentive Plan (the “Plans”), to eliminate all requirements that the Company settle, in cash, stock appreciation rights triggered under certain situations prior to or following a change in control of the Company. The Board adopted these amendments in response to a recent interpretation of Financial Accounting Standards Board Statement No. 123 (Revised 2004), “Share Based Payment” that would require classification as a “liability” (and subsequent variable accounting until settlement) any stock appreciation right, the settlement of which, in cash, is not in the sole discretion of the issuer of the stock appreciation right. Absent these amendments to the Plans, effective January 1, 2006 and based solely on the historical Black-Scholes value of the options to which the stock appreciation rights relate, the Company would have had to record a liability. Subsequently, this amount would need to be adjusted at each reporting period, with the amount of the adjustment included in earnings for that period.

The foregoing description of the amendments to the Plans does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Plans. Copies of the 1989 Stock Incentive Plan, 1995 Stock Incentive Plan, 2000 Stock Incentive Plan and the 2005 Stock Incentive Plan, each as amended through December 29, 2005, are filed with this Current Report on Form 8-K as Exhibits 10(l), 10(n), 10(c) and 10(e), respectively.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10	(c)	Potlatch Corporation 2000 Stock Incentive Plan, as amended effective December 29, 2005.

10	(e)	Potlatch Corporation 2005 Stock Incentive Plan, as amended effective December 29, 2005

10	(l)	Potlatch Corporation 1989 Stock Incentive Plan, as amended effective December 29, 2005.

10	(n)	Potlatch Corporation 1995 Stock Incentive Plan, as amended effective December 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2006

POTLATCH CORPORATION

By:	/s/ Malcolm A. Ryerse
Malcolm A. Ryerse
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10(c)	Potlatch Corporation 2000 Stock Incentive Plan, as amended effective December 29, 2005.

10(e)	Potlatch Corporation 2005 Stock Incentive Plan, as amended effective December 29, 2005

10(l)	Potlatch Corporation 1989 Stock Incentive Plan, as amended effective December 29, 2005.

10(n)	Potlatch Corporation 1995 Stock Incentive Plan, as amended effective December 29, 2005.